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                                                           Exhibit 99.2





                             SONIC AUTOMOTIVE, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Sonic Automotive, Inc. (the "Company") made pursuant to the Prospectus, dated January 15, 2002 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if Old Notes are not immediately available or if time will not permit all documents required by the Letter of Transmittal to reach the U.S. Bank Trust National Association (the "Exchange Agent") prior to the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Delivery To:
              U.S. Bank Trust National Association, Exchange Agent
                             U.S. Bank Trust Center
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                      Attention: Specialized Finance Group

                             Facsimile Transmission:
                               (651) 244-1537 (MN)

                              Confirm By Telephone:
                               (800) 934-6802 (MN)

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.



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Principal Amount of Old Notes Tendered       Name(s) of Record Holder(s):

$
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Note Certificate Nos. (if available):       ----------------------------------
                                             Address(es):
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If Old Notes will be delivered by            The Area Code and Telephone
book-entry transfer to                       Number(s):
The Depository Trust Company, provide        ----------------------------------
account number.
                                             ----------------------------------
Account Number:                              Signature(s):
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                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, the Old Notes described above, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within four business days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
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                             (Authorized Signature)

               Title:
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               Name:
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               Date:
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Address:
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Area Code and
Telephone Number:
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